Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Steel Connect, Inc. (the “Company”) for the fiscal quarter ended October 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jason Wong, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 14, 2022
	By:	/S/ JASON WONG
Jason Wong
Chief Financial Officer
(Principal Financial Officer)